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                                                                     Exhibit 3.8


                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                     OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                         AND QUALIFICATIONS, LIMITATIONS
                            AND RESTRICTIONS THEREOF

                                       OF

                   6 1/2% SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                       PEGASUS COMMUNICATIONS CORPORATION

                                     -------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                                     ------

         Pegasus Communications Corporation (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, certifies as follows:

         On the date of, and immediately before, the filing of this certificate, there was filed with the Secretary of State of Delaware a certificate of merger pursuant to Section 251(g) of the Delaware General Corporation Law, effecting the merger (the "Merger") of Pegasus Merger Sub, Inc., a Delaware corporation ("Merger Sub"), into the Delaware corporation formerly named Pegasus Communications Corporation and now named Pegasus Satellite Communications, Inc. ("PSC"). Immediately before the Merger, the Company was named Pegasus Holdings Corporation I.

         For purposes of Section 251 (g) of the Delaware General Corporation Law, PSC is the "constituent corporation," and the Company is the "holding company." Immediately before the Merger, the Company was a wholly-owned direct subsidiary of PSC. As a result of the Merger, PSC has become a wholly-owned subsidiary of the Company.

         Section 251(g) of the Delaware General Corporation requires that each share or fraction of a share of the capital stock of PSC outstanding immediately prior to the effective time of the Merger be converted in the Merger into a share or equal fraction of a share of capital stock of the Company having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the share of stock of PSC being converted in the Merger. Immediately before the Merger, PSC had outstanding, among other securities, 3,000,000 shares of 6 1/2% Series C Convertible Preferred Stock.

         Pursuant to Section 151 of the Delaware General Corporation Law, the following resolution (this "Certificate of Designation") sets forth the terms of the series of the Company's Preferred Stock referred to above.

         RESOLVED, that pursuant to Section 151 of the Delaware General Corporation Law, there is hereby established and authorized to be issued a series of Preferred Stock, par value $0.01 per share, the distinctive serial designation of which is 6 1/2% Series C Convertible Preferred Stock (the "Series C Preferred Stock"), consisting of 3,000,000 shares, having the following voting powers, preferences, and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof:

         1. Ranking. The Series C Convertible Preferred Stock shall, with respect to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Company, rank (i) senior to the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), the Class B Common Stock, par value $.01 per share, of the Company "Class B Common Stock"), the Non-voting Common Stock, par value $.01 per share, of the Company (the "Non-voting Common Stock" and, together with the Class A Common Stock and the Class B Common Stock, the "Common Stock"), the Series B Junior Convertible Participating Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), the Series D Junior Convertible Participating Preferred Stock, par value $0.01 per share (the "Series D Preferred Stock"), the Series E Junior Convertible Participating Preferred Stock (the "Series E Preferred Stock"), and to each other class or series of stock of the Company (including any series of preferred stock established after _[DATE OF FILING] _, 2001 by the Board of Directors), the terms of which do not expressly provide that it ranks senior to or on a parity with the Series C Convertible Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Company (collectively referred to as "Junior Securities"); (ii) on a parity with any class or series of stock (including any series of preferred stock established after _[DATE OF FILING]_, 2001 by the Board of Directors), the terms of which expressly provide that it ranks on a parity with the Series C Convertible Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Company (collectively referred to as "Parity Securities"); and (iii) junior to the 12.75% Series A Cumulative Exchangeable Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), and to any class or series of stock (including any series of preferred stock established after _[DATE OF FILING]_, 2001 by the Board of Directors), the terms of which expressly provide that such class or series will rank senior to the Series C Convertible Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Company (collectively referred to as "Senior Securities"). The Series C Convertible Preferred Stock shall constitute "Junior Securities" under the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof for the Series A Preferred Stock as defined therein.

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         2. Dividends.

         (A) The holders of shares of the Series C Convertible Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of assets of the Company legally available therefor, cumulative dividends, accruing from January 31, 2001 or the most recent Dividend Payment Date on which dividends have been paid at the rate per annum of 6 1/2% of the liquidation preference per share (initially equivalent to $6.50 per annum per share of Series C Convertible Preferred Stock), payable quarterly on each January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 2001 (each a "Dividend Payment Date"). If any such date is not a Business Day, such payment shall be made on the next succeeding Business Day. In either case such payments shall be made to the holders of record as of a date preceding the Dividend Payment Date, not more than sixty days nor less than ten days preceding such Dividend Payment Date, as determined by the Board of Directors (each, a "Record Date"). Dividends. To the extent declared by the Board of Directors, may, at the Company's option, be paid in cash, by delivery of fully paid and nonassessable shares of Class A Common Stock, or a combination thereof (subject to applicable law). Notice by first class mail, postage prepaid shall be given to each holder of record of the Series C Convertible Preferred Stock on which a dividend will be paid, at such holder's address as it shall appear upon the stock transfer books of the Company, which notice shall specify whether the Company will pay the dividend in cash or Class A Common Stock. Dividends payable on the Series C Convertible Preferred Stock for each full dividend period shall be computed by dividing the annual dividend rate by four. Dividends payable on the Series C Convertible Preferred Stock for any period less than a full dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The Series C Convertible Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or securities, in excess of the full cumulative dividends.

         If the Company elects to pay dividends in shares of Class A Common Stock, the number of shares of Class A Common Stock that the Company distributes shall be calculated by dividing the dividend payment by, (a) if on the date of such payment a registration statement covering the shares of Class A Common Stock so issued is effective, 97% of the Market Value on the Record Date and (b) if on the date of such payment a registration statement covering the shares of Class A Common Stock so issued is not effective, 93% of the Market Value on the Record Date.

         (B) On each Dividend Payment Date all dividends which shall have accrued on each share of Series C Convertible Preferred Stock outstanding on such Dividend Payment Date shall accumulate and be deemed to become "due" whether or not there shall be funds legally available for payment thereof and whether or not dividends are declared. Any dividend which shall not be paid on the Dividend Payment Date on which it shall become due (whether because of the absence of legally available funds for the payment thereof or otherwise) shall be deemed to be "past due" until such dividend shall be paid or until the share of Series C Convertible Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series C Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

         (C) If dividends are not paid in full, or declared in full and sums set aside for the payment thereof, upon the Series C Convertible Preferred Stock and any Parity Securities, subject to the prior rights of holders of any Senior Securities, all dividends declared upon shares of the Series C Convertible Preferred Stock and such Parity Securities shall when, as and if declared, be declared pro rata so that in all cases the amount of dividends declared and paid per share on the Series C Convertible Preferred Stock and such Parity Securities will bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series C Convertible Preferred Stock and such other Parity Securities bear to each other. Except as set forth above, unless full cumulative dividends on the Series C Convertible Preferred Stock have been or contemporaneously are paid, or declared and sums set aside for the payment thereof for all Dividend Payment Dates terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition, dividends (other than in Common Stock or other Junior Securities) may not be paid, or declared and sums set aside for the payment thereof upon Common Stock or other Junior Securities or Parity Securities, and other distributions may not be made upon the Common Stock or other Junior Securities or Parity Securities; and no shares of Common Stock nor any other Junior Securities or Parity Securities may be redeemed, purchased or otherwise acquired for any consideration by the Company (except, in general and in both cases, by conversion into or exchange for other Junior Securities or Parity Securities and except for monies for such dividend, distribution, redemption, purchase or other acquisition that is derived from the proceeds of the offering of such securities or a concurrent offering of related securities).

         (D) Dividends on the Series C Convertible Preferred Stock shall accrue without interest whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will accumulate to the extent they are not paid on the Dividend Payment Date for the period to which they relate.

         (E) Any reference to "distribution" contained in this Section 2 shall not be deemed to include any distribution made in connection with any liquidation, winding-up or dissolution of the Company.

         3. Conversion.

         (A) Subject to and upon compliance with the provisions of this Section 3, each share of Series C Convertible Preferred Stock shall, at the option of the holder thereof, be convertible at any time (unless such share is called for redemption, then to and including but not after the close of business on the second Business Day immediately prior to the Redemption Date (as defined herein), unless the Company shall default in payment due upon redemption thereof), into that number of fully paid and non-assessable shares of Class A Common Stock (calculated as to each conversion to the nearest 1/100,000th of a share) obtained by dividing $100 by the Conversion Price in effect at such time and by surrender of the certificate or certificates representing such shares so to be converted in the manner provided in Section 3(B) hereof.

         (B) To convert Series C Convertible Preferred Stock, the holder of one or more shares of Series C Convertible Preferred Stock to be converted shall surrender the certificate or certificates representing such shares at any of the offices or agencies to be maintained for such purpose by the Company and shall give written notice of conversion in the form provided on such shares of Series C Convertible Preferred Stock (or such other notice as is acceptable to the Company) to the Company at such office or agency that the holder elects to convert the shares of Series C Convertible Preferred Stock specified in said notice. Such notice shall also state the name or names, together with address or addresses, in which the certificate or certificates for shares of Class A Common Stock which shall be issuable in such conversion shall be issued. Each certificate representing a share of Series C Convertible Preferred Stock surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such share is registered, be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or his duly authorized attorney and an amount sufficient to pay any transfer or similar tax. As promptly as practicable after the surrender of certificates representing such shares of Series C Convertible Preferred Stock and the receipt of such notice and instruments of transfer as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or as designated in such holder's written instructions, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon the conversion of such shares of Series C Convertible Preferred Stock in accordance with the provisions of this Section 3 and a check or cash in respect of any fractional interest in a share of Class A Common Stock arising upon such conversion, as provided in Section 3(C) hereof.

         Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which certificates representing such shares of Series C Convertible Preferred Stock shall have been surrendered and such notice (and any applicable instruments of transfer and any required taxes) received by the Company as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which certificates representing such shares of Series C Convertible Preferred Stock shall have been surrendered and such notice received by the Company.

         Holders of shares of Series C Convertible Preferred Stock at the close of business on a Record Date will be entitled to receive an amount equal to the dividend declared by the Board of Directors, and payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares following such Record Date and prior to such Dividend Payment Date.

Holders of shares of Series C Convertible Preferred Stock called for redemption on a redemption date between the Record Date for a dividend declared by the Board of Directors and the corresponding Dividend Payment Date will be entitled to receive their dividend payment on such redemption date in accordance with
Section 6 hereof. Except as provided herein, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the Class A Common Stock issued upon such conversion.

         (C) In the Company's discretion, no fractional shares or scrip representing fractions of shares of Class A Common Stock shall be issued upon conversion of Series C Convertible Preferred Stock. If more than one share of Series C Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the liquidation preference for each such share so surrendered. In lieu of any fractional interest in a share of Class A Common Stock which would otherwise be deliverable upon the conversion of any shares of Series C Convertible Preferred Stock, the Company shall pay to the holder of such shares an amount in cash (computed to the nearest cent) equal to the closing price (as defined in Section 6 hereof) at the close of business on the trading day next preceding the day of conversion multiplied by the fractional interest that otherwise would have been deliverable upon conversion of such share.

         (D) The "Conversion Price" shall mean and be $127.50, subject to adjustment from time to time by the Company as follows:

             (i) In case the Company shall (a) make a redemption payment, pay a dividend or make a distribution in shares of Class A Common Stock on any class of its capital stock, (b) subdivide its outstanding shares of Class A Common Stock into a greater number of shares, (c) combine its outstanding shares of Class A Common Stock into a smaller number of shares, or (d) issue by reclassification of its Class A Common Stock any shares of capital stock of the Company, then in each such case the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Series C Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock or other capital stock of the Company which such holder would have owned or been entitled to receive immediately following such action had such share of Series C Convertible Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (i), the holder of any share of Series C Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Class A Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed by the Company with the Transfer Agent) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Class A Common Stock and other capital stock.

             (ii) In case the Company shall issue rights, options or warrants to all holders of its outstanding shares of Class A Common Stock entitling them to subscribe for or purchase shares of Class A Common Stock, or securities convertible into or exchangeable for shares of Class A Common Stock, or securities convertible into or exchangeable for shares of Class A Common Stock, at a price per share less than the Market Value, then the Conversion Price in effect immediately prior thereto shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date by a fraction of which the numerator shall be the number of shares of Class A Common Stock outstanding on the record date plus the number of shares which the aggregate proceeds to the Company from the exercise of such rights or warrants would purchase at such Market Value, and of which the denominator shall be the number of shares of Class A Common Stock outstanding on the record date plus the number of additional shares of Class A Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; provided, however, in the event that all the shares of Class A Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Class A Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Class A Common Stock offered for subscription or purchase. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Class A Common Stock at less than such Market Value, and in determining the aggregate offering price of such shares of Class A Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed by the Company with the Transfer Agent).

                  In the event that, after the issuance of the Series C Convertible Preferred Stock, the Company distributes rights or warrants (other than those referred to in Section 3(D)(ii) hereof) to all holders of Class A Common Stock, so long as any such rights or warrants have not expired or been redeemed by the Company, the holder of any shares of Series C Convertible Preferred Stock surrendered for conversion shall be entitled to receive upon such conversion, in addition to the shares of Class A Common Stock then issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (a) if such conversion occurs on or prior to the date for the distribution to the holders of rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants of which a holder of a number of shares of Class A Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions applicable to the rights or warrants, and (b) if such conversion occurs after such Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Class A Common Stock into which Series C Convertible Preferred Stock was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the rights or warrants. In the event the holders of Series C Convertible Preferred Stock are not entitled to receive such rights or warrants, the Conversion Price shall be subject to adjustment upon any declaration or distribution of such rights or warrants.

             (iii) In case the Company shall, by dividend or otherwise, distribute to all holders of its outstanding Class A Common Stock any capital stock (other than Class A Common Stock), evidences of its indebtedness or assets, including securities (but excluding rights and warrants referred to in subsection (ii) of this Section 3(D) and dividends or distributions payable in stock for which adjustment is made pursuant to subsection (i) of this Subsection 3(D) and dividends and distributions paid in cash out of the retained earnings of the Company and distributions upon mergers or consolidations to which
         Section 3(H) hereof applies), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the Market Value less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive and shall be described in a statement filed by the Company with the Transfer Agent) of the portion of the capital stock or assets or the evidences of indebtedness or assets so distributed to the holder of one share of Class A Common Stock or of such subscription rights or warrants applicable to one share of Class A Common Stock, and of which the denominator shall be such Market Value. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

             (iv) In case the Company shall (a) make any distribution consisting exclusively of cash (excluding any cash distributed upon a merger or consolidation to which Section 3(D)(iv)(b) hereof applies) to all holders of shares of Class A Common Stock in an aggregate amount that, combined together with (A) all other such all cash distributions made within the then preceding twelve months in respect of which no adjustment has been made and (B) any cash and the fair market value of other consideration paid or payable in respect of any tender offer by the Company or any of its subsidiaries for shares of Class A Common Stock concluded within the then preceding twelve months in respect of which no adjustment has been made, exceeds 15% of the Company's market capitalization (defined as the product of the Market Value multiplied by the number of shares of Class A Common Stock then outstanding on the record date of such distribution), or (b) complete a tender or exchange offer which the Company or any of its subsidiaries make for shares of Class A Common Stock that involves an aggregate consideration that, together with (A) any cash and other consideration payable in a tender or exchange offer by the Company or any of its subsidiaries for shares of Class A Common Stock expiring within the then preceding twelve months in respect of which no adjustment has been made and (B) the aggregate amount of any such all cash distributions referred to in
         Section 3(D)(iv)(a) above to all holders of shares of Class A Common Stock within the then preceding twelve months in respect of which no adjustments have been made, exceed 15% of the Company's market capitalization just prior to the expiration of such tender offer; then the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution or completion of such tender or exchange offer, as the case may be, by a fraction (x) the numerator of which shall be the Market Value as of the record date referred to below, or, if such adjustment is made upon the completion of a tender or exchange offer, as of the payment date for such offer, and (y) the denominator of which shall be such Market Value less the then fair market value (as determined by the Board of Directors of the Company) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or paid in such tender or exchange offer, applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the holder of shares of Series C Preferred Stock would otherwise be entitled to receive such rights upon conversion at any time of shares of Series C Convertible Preferred Stock into shares of Class A Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this
         Section 3(D)(iv) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made or tender or exchange offer is completed, as the case may be, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

             (v) In any case in which this Section 3(D) shall require that an adjustment be made immediately following a record date or an effective date the Company may elect to defer (but only until the filing by the Company with the Transfer Agent of the certificate required by subsection (vii) of this Section 3(D)) issuing to the holder of any share of Series C Convertible Preferred Stock converted after such record date or effective date the shares of Class A Common Stock issuable upon such conversion over and above the shares of Class A Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

             (vi) Notwithstanding anything to the contrary contained in this
         Section 3, no adjustment in the Conversion Price shall be required to be made unless such adjustment would require an increase or decrease of at least one percent of such price; provided, however, that any adjustment which by reason of this subsection (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3(D) shall be made to the nearest cent or to the nearest 1/100,000th of a share, as the case may be. Anything in this Section 3(D) to the contrary notwithstanding, the Company shall be entitled to make such reduction in the Conversion Price, in addition to those required by this Section 3(D), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable to the recipients. Except as set forth in subsections (i), (ii) and (iii) above, the Conversion Price shall not be adjusted for the issuance of Class A Common Stock, or any securities convertible into or exchangeable for Class A Common Stock or carrying the right to purchase any of the foregoing, in exchange for cash, property or services.


             (vii) Whenever the Conversion Price is adjusted as herein provided,
         (A) the Company shall promptly file with the Transfer Agent a certificate setting forth the Conversion Price after such adjustment and a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (B) the Company shall also mail or cause to be mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of shares of Series C Convertible Preferred Stock a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price. The Transfer Agent shall not be under any duty or responsibility with respect to the certificate required by this subsection (vii) except to exhibit the same to any holder of shares of Series C Convertible Preferred Stock who requests to inspect it.

             (viii) In the event that at any time, as a result of an adjustment made pursuant to subsection (i) of this Section 3(D), the holder of any share of Series C Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Class A Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any share of Series C Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Class A Common Stock contained in this Section 3.

             (ix) The Company from time to time may decrease the Conversion Price by any amount for any period of time if the period is at least 20 days and if the decrease is irrevocable during the period. Whenever the Conversion Price is so decreased, the Company shall mail to holders of record of shares of Series C Convertible Preferred Stock a notice of the decrease at least 15 days before the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period it will be in effect.

         (E) In case:

             (i) the Company shall take any action which would require an adjustment in the Conversion Price pursuant to Section 3(D) hereof; or

             (ii) the Company shall authorize the granting to the holders of its Class A Common Stock generally of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights (other than Rights to which the second paragraph of subparagraph
         (D)(iii) of this Section 3 applies); or

             (iii) there shall be any reorganization or reclassification of the Class A Common Stock (other than an event to which subparagraph (D)(i) of this Section 3 applies) or any merger or consolidation to which the Company is a party or any sale or transfer of all or substantially all of the property and assets of the Company, in each case for which approval of any stockholders of the Company is required; or

             (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such case the Company shall cause to be given to the holders of shares of Series C Convertible Preferred Stock and the Transfer Agent as promptly as possible, but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (a) the date on which a record is to be taken for the purpose of such action or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Class A Common Stock of record to be entitled to such distribution, rights or warrants are to be determined, or (b) the date on which such reorganization, reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities, cash or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity or the proceedings described in subsection (i), (ii), (iii) or (iv) of this Section 3(E).

         (F) The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Class A Common Stock or its issued shares of Class A Common Stock held in its treasury, or both, for the purpose of effecting conversions of shares of Series C Convertible Preferred Stock, the full number of shares of Class A Common Stock deliverable upon the conversion of all outstanding shares of Series C Convertible Preferred Stock not theretofore converted and on or before (and as a condition of) taking any action that would cause an adjustment of the Conversion Price resulting in an increase in the number of shares of Class A Common Stock deliverable upon conversion above the number thereof previously reserved and available therefor, the Company shall take all such action so required. For purposes of this Section 3(F), the number of shares of Class A Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series C Convertible Preferred Stock shall be computed as if at the time of computation all outstanding shares of Series C Convertible Preferred Stock were held by a single holder.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Class A Common Stock deliverable upon conversion of the shares of Series C Convertible Preferred Stock, the Company shall take any corporate action (including shareholder action) which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock at such adjusted Conversion Price.

         (G) The Company shall pay any and all documentary stamp, issue or transfer taxes, and any other similar taxes payable in respect of the issue or delivery of shares of Class A Common Stock upon conversion of shares of Series C Convertible Preferred Stock pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the holder of the shares of Series C Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

         (H) Notwithstanding any other provision herein to the contrary, in case of any merger or consolidation to which the Company is a party (other than a merger or consolidation in which the Company is the continuing entity and in which the Class A Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, or the securities or other property of another entity), or in the case of any sale or transfer of all or substantially all of the Company's property and assets to another entity, or in the case of any statutory exchange of securities with another corporation (other than in connection with a merger or acquisition), there will be no adjustment of the Conversion Price, and lawful provision shall be made by the entity formed by such consolidation or the entity whose securities, cash or other property will immediately after the merger or consolidation be owned, by virtue of the merger or consolidation, by the holders of Class A Common Stock immediately prior to the merger or consolidation, or the entity which shall have acquired such assets of the Company, such that each share of Series C Convertible Preferred Stock then outstanding will, without the consent of the holder thereof become convertible into the kind and amount of securities, cash or other property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Class A Common Stock into which such share of Series C Convertible Preferred Stock was convertible immediately prior to such merger, consolidation, sale or transfer assuming such holder of Class A Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, sale or transfer. In the case of a cash merger of the Company into another entity or any other cash transaction of the type mentioned in this Section 3(H), each share of Series C Convertible Preferred Stock will thereafter be convertible at the Conversion Price in effect at such time into the same amount of cash per share into which each share of Series C Convertible Preferred Stock would have been convertible had such share been converted into Class A Common Stock immediately prior to the effective date of such cash merger or transaction.

         The above provisions of this Section 3(H) shall similarly apply to successive mergers, consolidations, sales or transfers.

         (I) The Company covenants that all shares of Class A Common Stock which may be delivered upon conversion of shares of Series C Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable.

         The Company covenants that if any shares of Class A Common Stock to be provided for the purpose of conversion of shares of Series C Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that so long as the Class A Common Stock shall be listed on the Nasdaq National Market or any national securities exchange, the Company will, if permitted by the rules of such exchange or market, list and keep listed so long as the Class A Common Stock shall be so listed on such exchange or market, all Class A Common Stock issuable upon conversion of the shares of Series C Convertible Preferred Stock.

         4. Conversion Upon Change of Control. Notwithstanding anything contained in Section 3 herein, upon a Change of Control of the Company, holders of Series C Convertible Preferred Stock shall, if the Market Value at such time is less than the Conversion Price, have a one time option, upon not less than 30 days' notice nor more than 60 days' notice, to convert all of their outstanding shares of Series C Convertible Preferred Stock into shares of Class A Common Stock at an adjusted Conversion Price equal to the greater of (1) the Market Value as of the date of the Change of Control and (2) $68.00. In lieu of issuing the shares of Class A Common Stock issuable upon conversion in the event of a Change of Control, the Company may, at its option, make a cash payment equal to the Market Value of such Class A Common Stock otherwise issuable.

         5. Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, subject to the rights of the Company's creditors and holders of Senior Securities, each holder of shares of the Series C Convertible Preferred Stock shall be entitled to payment out of the assets of the Company available for distribution of an amount equal to the liquidation preference per share of Series C Convertible Preferred Stock held by such holder, plus an amount equal to accrued and unpaid dividends, if any, to the date fixed for liquidation, dissolution or winding-up before any distribution is made on any Junior Securities, including, without limitation, the Common Stock, the Series B Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock. After payment in full of the liquidation preference and an amount equal to all accrued and unpaid dividends, if any, to which holders of Series C Convertible Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Company. If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the amounts payable with respect to the Series C Convertible Preferred Stock and any Parity Securities are not paid in full, the holders of the Series C Convertible Preferred Stock and any Parity Securities will share equally and ratably in any distribution of assets of the Company in proportion to the full liquidation preference and accumulated and unpaid dividends, if any, to which each is entitled. However, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company, or the consolidation or merger of the Company with or into one or more Persons will not be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company, unless such sale, conveyance, exchange or transfer shall be in connection with a liquidation, dissolution or winding-up of the business of the Company.

         The holder of any shares of Series C Convertible Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 5 until such holder shall cause to be delivered to the Company (i) the certificate(s) representing such shares of Series C Convertible Preferred Stock and (ii) transfer instrument(s) satisfactory to the Company and sufficient to transfer such shares of Series C Convertible Preferred Stock to the Company free of any adverse interest. As in the case of the Redemption Price referred to below, no interest shall accrue on any payment upon liquidation after the date thereof.

         6. Optional Redemption.

         (A) Except as provided in Section 7 hereof, the Company may not redeem the Series C Convertible Preferred Stock prior to February 1, 2003. Subject to the requirement of legally available funds therefor, the Series C Convertible Preferred Stock may be redeemed, in whole or from time to time in part, at the option of the Company on or after February 1, 2003, on any date set by the Board of Directors, for cash or, at the option of the Company, for shares of Class A Common Stock during the twelve-month periods commencing on February 1 of the years indicated below, at the following redemption premiums (expressed as a percentage of the liquidation preference per share), plus in each case all accumulated and unpaid dividends (whether or not declared) to the redemption date (the "Redemption Price"):

                                                               Redemption
                                                                 Premium
                           Year                                 Per Share
                           ----                                 ---------
                           2003                                 104.550%
                           2004                                 103.900%
                           2005                                 103.250%
                           2006                                 102.600%
                           2007                                 101.950%
                           2008                                 101.300%
                           2009                                 100.650%
                           2010 and thereafter                  100.000%

         Notwithstanding anything to the contrary contained herein, the Company may not redeem any shares of Series C Convertible Preferred Stock so long as any dividends or other distributions on the Series C Convertible Preferred Stock are accrued and unpaid.

         (B) In the event that the Company elects to redeem the Series C Convertible Preferred Stock with shares of Class A Common Stock, the Company shall issue in payment of the Redemption Price for each share of Series C Convertible Preferred Stock to be redeemed such number of shares of Class A

Common Stock as equals (x) the then-current Redemption Price of the Series C Convertible Preferred Stock, divided by (y) 97% of the Market Value as of the Redemption Date. In order for the Company to exercise the option by paying the Redemption Price in its Class A Common Stock, a shelf registration statement must be effective between and including the date the notice of the Redemption Date is mailed pursuant to Section 6(D) hereof and such Redemption Date for the resale of the Series C Convertible Preferred Stock and the Class A Common Stock into which such Series C Convertible Preferred Stock is convertible.

         The "closing price" for each day shall be the last reported sale price regular way of the Class A Common Stock, or in case no such sales price takes place on such day, the average of the last reported bid and asked price, in either case, on the principal national securities exchange on which the Class A Common Stock is admitted to trading or is then listed, or if not admitted or listed in trading on such exchange, the representative closing price bid price as reported by the Nasdaq National Market. At any time such shares of Class A Common Stock are not listed on the Nasdaq National Market, the Market Value shall be the fair market value thereof determined by the Board of Directors in good faith. For the purposes of this Section 6, "trading day" shall mean a day on which the securities exchange specified for purposes of this Section 6 shall be open for business or, if the shares of Class A Common Stock shall not be listed on such exchange for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported. In lieu of any fractional share of Class A Common Stock which would otherwise be issued upon any redemption of Series C Convertible Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount in cash (computed to the nearest cent) equal to the Market Value multiplied by the fractional interest to the nearest 1/1,000th of a percent that otherwise would have been deliverable upon such redemption of such Series C Convertible Preferred Stock.

         (C) In case of the redemption of less than all of the then outstanding Series C Convertible Preferred Stock, the shares of Series C Convertible Preferred Stock to be redeemed shall be redeemed pro rata or by lot or in such other manner as the Board of Directors may determine.

         (D) Not more than 60 days nor less than 20 days prior to the date specified therein for redemption (the "Redemption Date"), notice by first class mail, postage prepaid, shall be given to each holder of record of the Series C Convertible Preferred Stock to be redeemed, at such holder's address as it shall appear upon the stock transfer books of the Company. Each such notice of redemption shall specify the date fixed for redemption, the Redemption Price, whether the Series C Convertible Preferred Stock will be redeemed for cash or Class A Common Stock, the place or places of payment, that delivery of cash or shares of Class A Common Stock will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series C Convertible Preferred Stock to be redeemed, that on and after the redemption date, dividends will cease to accrue on such shares, the then effective Conversion Price pursuant to Section 3 hereof and that the right of holders to convert shall terminate at the close of business on the date immediately prior to the redemption date (unless the Company defaults in the payment of the Redemption Price).

         (E) Any funds deposited with a bank or trust company for the purpose of redeeming Series C Convertible Preferred Stock shall be irrevocable except that:

             (i) the Company shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

             (ii) any balance of monies so deposited by the Company and unclaimed by the holders of the Series C Convertible Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereto, to the Company, and after such repayment, the holders of the shares entitled to the Funds so repaid to the Company shall look only to the Company for payment without interest or other earnings.

         (F) Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series C Convertible Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Convertible Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive delivery of cash or shares of Class A Common Stock as herein provided. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, shares of Class A Common Stock and Funds necessary for the redemption shall be available therefor and shall have been irrecoverably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be holders of Series C Convertible Preferred Stock, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive delivery of cash or shares of Class A Common Stock as herein provided without interest or adjustment upon surrender of their certificates representing shares of Series C Convertible Preferred Stock) shall terminate. At the close of business on the redemption date, each holder of Series C Convertible Preferred Stock so redeemed (unless the Company defaults on its obligations to deliver cash or shares of Class A Common Stock) shall be, without any further action, deemed a holder of cash or the number of shares of Class A Common Stock for which such Series C Convertible Preferred Stock is redeemable.

         (G) The shares of Series C Convertible Preferred Stock shall not be subject to the operation of any purchase, retirement, mandatory redemption or sinking Fund.

         (H) The holder of any shares of Series C Convertible Preferred Stock redeemed upon any exercise of the Company's redemption right shall not be entitled to receive cash or shares of Class A Common Stock for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series C Convertible Preferred Stock redeemed and (ii) transfer instrument(s) satisfactory to the Company and sufficient to transfer such shares of Series C Convertible Preferred Stock to the Company free of any adverse interest.

         (I) All shares of Class A Common Stock which may be delivered upon redemption of the Series C Convertible Preferred Stock will upon delivery be duly and validly issued, freely tradable and fully paid and non-assessable, and prior to giving any notice of redemption the company shall take any corporate action necessary therefor.

         (J) In the event that any shares of Series C Convertible Preferred Stock shall be converted into Class A Common Stock prior to any Redemption Date pursuant to Section 3 hereof, then (i) the Company shall not have the right to redeem such shares and (ii) shares of Class A Common Stock and any funds which shall have been deposited for the payment of the Redemption Price for such shares of Series C Convertible Preferred Stock shall be returned to the Company immediately after such conversion (subject to declared dividends payable pursuant to Section 3(B) hereof).

         7. Special Redemption. Notwithstanding anything contained in Section 6 hereof, the company may redeem the Series C Convertible Preferred Stock at a redemption premium of 105.525% of the liquidation preference, plus accumulated and unpaid dividends, if any, whether or not declared, to the redemption date (the "Provisional Redemption Date") on or after August 1, 2001 but prior to February 1, 2003 (the "Provisional Redemption"), if the trading price of the Class A Common Stock equals or exceeds $191.25 per share for 20 trading days within any 30 trading day period. If the Company undertakes a Provisional Redemption, holders of Series C Convertible Preferred Stock that the Company calls for redemption, shall, in addition to the payments required by the preceding sentence, also receive a payment (the "Additional Payment") in an amount equal to the present value of the aggregate value of the dividends that would thereafter have been payable on the Series C Convertible Preferred Stock (whether or not declared) on or after the Provisional Redemption Date but prior to February 1, 2003 (the "Additional Period"). The present value will be calculated using the bond equivalent yield on U.S. Treasury notes or bills having a term nearest in length to that of the Additional Period on the day immediately preceding the date on which a notice of Provisional Redemption is mailed. The Company will be obligated to make the Additional Payment on all Series C Convertible Preferred Stock that it has called for Provisional Redemption, whether or not those shares of Series C Convertible Preferred Stock are converted into shares of Class A Common Stock prior to the Provisional Redemption Date.

         8. Voting Rights.

         (A) The holders of record of shares of the Series C Convertible Preferred Stock shall have no voting rights, except as required by law and as hereinafter provided in this Section 8. In exercising any such voting rights, each outstanding share of Series C Convertible Preferred Stock will be entitled to one vote, excluding shares of its own capital stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, which shares will have no voting rights.

         (B) Whenever dividends on the Series C Convertible Preferred Stock shall be in arrears in an amount equal to at least six quarterly dividends (whether or not consecutive), (i) the number of members of the Board of Directors shall be increased by two, effective as of the time of election of such directors as hereinafter provided, and (ii) the holders of the Series C Convertible Preferred Stock (voting separately as a class with all other shares of preferred stock or preference securities having similar voting rights) shall have the exclusive right to vote for and elect such two additional directors of the Company at any meeting of stockholders of the Company at which directors are to be elected held during the period such dividends remain in arrears. The right of the holders of the Series C Convertible Preferred Stock to vote for such two additional directors shall terminate when all accrued and unpaid dividends on the Series C Convertible Preferred Stock have been declared and paid or set aside for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right of the holders of the Series C Convertible Preferred Stock and such other shares of preferred stock or preference securities having similar voting rights to vote for such two additional directors.

         The foregoing right of the holders of the Series C Convertible Preferred Stock with respect to the election of two directors may be exercised at any annual meeting of stockholders or at any special meeting of stockholders held for the purpose of electing directors. If the right to elect directors shall have accrued to the holders of the Series C Convertible Preferred Stock more than 90 days preceding the date established for the next annual meeting of stockholders, the Board of Directors shall, within 20 days after the delivery to the Company at its principal office of a written request for a special meeting signed by the holders of at least 25% of the Series C Convertible Preferred Stock then outstanding, call a special meeting of the Series C Convertible Preferred Stock to be held within 60 days after the delivery of such request for the purpose of electing such additional directors.

         The holders of the Series C Convertible Preferred Stock and any other shares of preferred stock or preference securities having similar voting rights, voting as a class shall have the right to remove without cause at any time and replace any directors such holders have elected pursuant to this Section 8, and such directors shall not be removed without cause except by such holders.

         (C) So long as the Series C Convertible Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least 66 2/3% of all outstanding shares of Series C Convertible Preferred Stock (unless the vote of a greater percentage is required by applicable law or the Certificate of Incorporation), voting separately as a class, (i) issue any class or series of stock, or security convertible into stock or evidencing a right to purchase any shares of any class or series of stock ranking senior to the Series C Convertible Preferred Stock as to dividends, liquidation rights or voting rights or (ii) amend, alter or repeal (by merger, consolidation or otherwise) any provision of the Certificate of Incorporation or the By-laws of the Company, as amended, so as to affect materially and adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series C Convertible Preferred Stock. The authorization or issuance of Parity Securities will not, by itself, be deemed to adversely affect the relative rights, preferences, qualifications, limitations or restrictions of the Series C Convertible Preferred Stock within the meaning of clause (ii) of the foregoing sentence.

         The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series C Convertible Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient shares of Class A Common Stock, if needed, shall have been reserved by the Company to effect such redemption.

         9. Adjustments. The liquidation preference and the Redemption Price set forth herein shall each be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series C Convertible Preferred Stock. Such adjustments shall be determined in good faith by the Board of Directors and submitted by the Board of Directors to the Transfer Agent.

         10. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series C Convertible Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation or the Certificate of Incorporation. The shares of Series C Convertible Preferred Stock shall have no preemptive or subscription rights.

         11. Preferred Stock Certificates.

         (A) Form and Dating. The Series C Convertible Preferred Stock and the Transfer Agent's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Series C Convertible Preferred Stock may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Series C Convertible Preferred Stock certificate shall be dated the date of its authentication. The terms and provisions contained in the Series C Convertible Preferred Stock shall constitute, and are hereby expressly made, a part of this Certificate of Designation.

         The Series C Convertible Preferred Stock sold in reliance on Rule 144A shall be issued initially in the form of one or more fully registered global shares with the private placement legend in Section 11(C)(vi)(a)(A) and the global securities legend in Section 11(C)(vi)(b) and set forth in Exhibit A hereto (the "Global Shares"), which shall be deposited on behalf of the purchasers represented thereby with the Transfer Agent, at its New York office, as custodian for the Depository Trust Company ("DTC," and together with any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Certificate of Designation, the "Depositary") or with such other custodian as DTC may direct, and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. Subject to the terms hereof and to the requirements of applicable law, the number of shares of Series C Convertible Preferred Stock represented by Global Shares may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Share to reflect the amount of any increase or decrease in the number of shares of Series C Convertible Preferred

Stock outstanding represented thereby shall be made by the Transfer Agent as hereinafter provided. Members of, or participants in, DTC ("Participants") shall have no rights under this Certificate of Designation with respect to any Global Shares held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Share, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Shares for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Participants, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Share. Except as otherwise provided by applicable law or as provided in Section 11(C) hereof, owners of beneficial interests in Global Shares will not be entitled to receive physical delivery of Series C Convertible Preferred Stock in definitive form registered in the name of such owner ("Certificated Shares").

         (B) Execution and Authentication. Two officers shall sign the certificates representing the Series C Convertible Preferred Stock for the Company by manual or facsimile signature.

         If an officer whose signature is on a certificate representing Series C Convertible Preferred Stock no longer holds that office at the time the Transfer Agent authenticates such certificate, the shares of Series C Convertible Preferred Stock evidenced thereby shall nevertheless be valid.

         A certificate representing Series C Convertible Preferred Stock shall not be valid until authenticated by the manual signature of the Transfer Agent. The signature shall be conclusive evidence that the certificate representing Series C Convertible Preferred Stock has been authenticated under this Certificate of Designation.

         The Transfer Agent shall, upon a written order of the Company signed by two officers (an "Authentication Order"), authenticate a certificate representing Series C Convertible Preferred Stock for original issue and, from time to time, upon notice from the Company, increase the number of shares evidenced by such certificate for the payment of dividends in accordance with
Section 2 hereof. The Transfer Agent also shall, upon receipt of an Authentication Order, authenticate certificates representing shares of Series C Convertible Preferred Stock for issue only as payment of dividends in accordance with the terms described herein. Notwithstanding the foregoing, in no event shall the number of additional shares of Series C Convertible Preferred Stock, plus the total number of shares of Series C Convertible Preferred Stock then outstanding, exceed the total number of shares of Series C Convertible Preferred Stock then authorized by the Certificate of Incorporation.

         The Transfer Agent may appoint an authenticating agent acceptable to the Company to authenticate shares of Series C Convertible Preferred Stock. An authenticating agent may authenticate shares of Series C Convertible Preferred Stock whenever the Transfer Agent may do so. Each reference in this Certificate of Designation to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

         (C) Transfer and Exchange.

             (i) Transfer and Exchange of Global Shares. A Global Share may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Shares will be exchanged by the Company for Certificated Shares if (i) the Company delivers to the Transfer Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Shares (in whole but not in part) should be exchanged for Certificated Shares and delivers a written notice to such effect to the Transfer Agent. Upon the occurrence of either of the preceding events in (i) or (ii) above, Certificated Shares shall be issued in such names as the Depositary shall instruct the Transfer Agent. Global Shares also may be exchanged or replaced, in whole or in part, as provided in Sections 11(D) and 11(G) hereof. Every certificate evidencing Series C Convertible Preferred Stock authenticated and delivered in exchange for, or in lieu of, a Global Share or any portion thereof, pursuant to this Section 11(C) or Section 11(D) or 11(G) hereof, shall be authenticated and delivered in the form of, and shall be, a Global Share. A Global Share may not be exchanged for another Global Share other than as provided in this Section 11(C)(i), however, beneficial interests in a Global Share may be transferred and exchanged as provided in Section 11(C)(ii) or (iii) hereof.

             (ii) Transfer and Exchange of Beneficial Interests in the Global Shares.

                  (a) The transfer and exchange of beneficial interests in the
             Global Shares shall be effected through the Depositary, in accordance with the provisions of this Certificate of Designation and the Applicable Procedures. Beneficial interests in the Restricted Global Shares shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in any Restricted Global Share may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Share in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Share may be transferred to persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Share. No written orders or instructions shall be required to be delivered to the Transfer Agent to effect the transfers described in this Section 11(C)(ii).

                  (b) A beneficial interest in any Restricted Global Share may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Unrestricted Global Share representing the same number of shares of Series C Convertible Preferred Stock only if the transferor of such beneficial interest delivers to the Transfer Agent either (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in the other Global Share in an amount equal to the beneficial interest to be transferred and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase, and:

                      (A) such transfer is effected pursuant to the Series C
                  Convertible Preferred Stock Registration Statement in accordance with the Series C Convertible Preferred Stock Registration Rights Agreement; or

                      (B) the Transfer Agent receives the following:

                          (i) if the holder of such beneficial interest in a
                      Restricted Global Share proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Share, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                          (ii) if the holder of such beneficial interest in a
                      Restricted Global Share proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Share, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                          and, in each such case set forth in this subparagraph
                      (B), if the Transfer Agent so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Transfer Agent to the effect that such transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                          Beneficial interests in an Unrestricted Global Share
                      cannot be exchanged for, or transferred to persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Share.

             (iii) Transfer and Exchange of Beneficial Interests in Global Shares for Certificated Shares.

                   (a) Beneficial Interests in Restricted Global Shares to
             Restricted Certificated Shares. If any holder of a beneficial interest in a Restricted Global Share proposes to exchange such beneficial interest for a Restricted Certificated Share representing the same number of shares of Series C Convertible Preferred Stock or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Share representing the same number of shares of Series C Convertible Preferred Stock, then, upon receipt by the Transfer Agent of the following documentation:

                       (A) if the holder of such beneficial interest in a
                   Restricted Global Share proposes to exchange such beneficial interest for a Restricted Certificated Share, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                       (B) if such beneficial interest is being transferred to a
                   QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                       (C) if such beneficial interest is being transferred to a
                   Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                       (D) if such beneficial interest is being transferred
                   pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                       (E) if such beneficial interest is being transferred to
                   the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                       (F) if such beneficial interest is being transferred
                   pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Transfer Agent shall cause the number of shares of Series C Convertible Preferred Stock represented by the applicable Global Share to be reduced accordingly, and the Company shall execute and the Transfer Agent shall authenticate and deliver to the Person designated in the instructions a Certificated Share representing such number of shares. Any Certificated Share issued in exchange for a beneficial interest in a Restricted Global Share issued in exchange for a beneficial interest in a Restricted Global Share shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Transfer Agent through instructions from the Depositary and the Participant or Indirect Participant. The Transfer Agent shall deliver such Certificated Shares to the Persons in whose names such Series C Convertible Preferred Stock is so registered. Any Certificated Share issued in exchange for a beneficial interest in a Restricted Global Share pursuant to this Section 11(C)(iii)(a) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                   (b) Beneficial Interests in Restricted Global Shares to
             Unrestricted Certificated Shares. A holder of a beneficial interest in a Restricted Global Share may exchange such beneficial interest for an Unrestricted Certificated Share representing the same number of shares of Series C Convertible Preferred Stock or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Share representing the same number of shares of Series C Convertible Preferred Stock only if:

                       (A) such transfer is effected pursuant to the Series C
                   Convertible Preferred Stock Registration Statement in accordance with the Series C Convertible Preferred Stock Registration Rights Agreement; or

                       (B) the Transfer Agent receives the following:

                           (i) if the holder of such beneficial interest in a
                   Restricted Global Share proposes to exchange such beneficial interest for a Certificated Share that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                           (ii) if the holder of such beneficial interest in a
                   Restricted Global Share proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Share that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, each such case set forth in this subparagraph
                   (B), if the Transfer Agent so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Transfer Agent to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                   (c) Beneficial Interests in Unrestricted Global Shares to Unrestricted Certificated Shares. If any holder of a beneficial interest in an Unrestricted Global Share proposes to exchange such beneficial interest for a Certificated Share representing the same number of shares of Series C Convertible Preferred Stock or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Share representing the same number of shares of Series C Convertible Preferred Stock, then, upon the delivery by the transferor of such beneficial interest to the Transfer Agent of either
         (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to debit or cause to be debited a beneficial interest in the Global Share in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be debited, the Transfer Agent shall cause the number of shares of Series C Convertible Preferred Stock represented by the applicable Global Share to be reduced accordingly pursuant to Section 11(C)(vii) hereof, and the Company shall execute and the Transfer Agent shall authenticate and deliver to the Person designated in the instructions a Certificated Share representing such number of shares. Any Certificated Share issued in exchange for a beneficial interest pursuant to this Section 11(C)(iii)(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Transfer Agent through instructions from the Depositary and the Participant or Indirect Participant. The Transfer Agent shall deliver such Certificated Shares to the Persons in whose names such Series C Convertible Preferred Stock is so registered. Any Certificated Share issued in exchange for a beneficial interest pursuant to this Section 11(C)(iii)(c) shall not bear the Private Placement Legend.

         (iv) Transfer and Exchange of Certificated Shares for Beneficial Interests.

                   (a) Restricted Certificated Shares to Beneficial Interests in Restricted Global Shares. If any Holder of a Restricted Certificated Share proposes to exchange such Series C Convertible Preferred Stock for a beneficial interest in a Restricted Global Share representing the same number of shares of Series C Convertible Preferred Stock or to transfer such Restricted Certificated Shares to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Share representing the same number of shares of Series C Convertible Preferred Stock, then, upon receipt by the Transfer Agent of the following documentation:

                       (A) if the Holder of such Restricted Certificated Share
                   proposes to exchange such Series C Convertible Preferred Stock for a beneficial interest in a Restricted Global Share, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                       (B) if such Restricted Certificated Share is being
                   transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                       (C) if such Restricted Certificated Share is being
                   transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                       (D) if such Restricted Certificated Share is being
                   transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                       (E) if such Restricted Certificated Share is being
                   transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Transfer Agent shall cancel the Restricted Certificated Share, increase or cause to be increased number of shares of Series C Convertible Preferred Stock represented by the Global Share. At no time shall holders of Certificated Shares be able to transfer or exchange their Series C Convertible Preferred Stock for a beneficial interest in a Global Share in reliance on Regulation S under the Securities Act.

                   (b) Restricted Certificated Shares to Beneficial Interests in Unrestricted Global Shares. A Holder of a Restricted Certificated Share may exchange such Series C Convertible Preferred Stock for a beneficial interest in an Unrestricted Global Share representing the same number of shares of Series C Convertible Preferred Stock or transfer such Restricted Certificated Share to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Share representing the same number of shares of Series C Convertible Preferred Stock only if:

                       (A) such transfer is effected pursuant to the Series C
                   Convertible Preferred Stock Registration Statement in accordance with the Series C Convertible Preferred Stock Registration Rights Agreement; or

                       (B) the Transfer Agent receives the following:

                           (i) if the Holder of such Certificated Shares
                   proposes to exchange such Series C Convertible Preferred Stock for a beneficial interest in the Unrestricted Global Share, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                           (ii) if the Holder of such Certificated Shares
                   proposes to transfer such Series C Convertible Preferred Stock to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Share, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (B), if the Transfer Agent so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Transfer Agent to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                   Upon satisfaction of the conditions of any of the subparagraphs in this Section 11(C)(iv)(b), the Transfer Agent shall cancel the Certificated Shares and increase or cause to be increased the number of shares of Series C Convertible Preferred Stock represented by the Unrestricted Global Share.

                   (c) Unrestricted Certificated Shares to Beneficial Interests in Unrestricted Global Shares. A Holder of an Unrestricted Certificated

         Share may exchange such Series C Convertible Preferred Stock for a beneficial interest in an Unrestricted Global Share representing the same number of shares of Series C Convertible Preferred Stock or transfer such Certificated Shares to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Share representing the same number of shares of Series C Convertible Preferred Stock at any time. Upon receipt of a request for such an exchange or transfer, the Transfer Agent shall cancel the applicable Unrestricted Certificated Share and increase or cause to be increased the number of shares of Series C Convertible Preferred Stock represented by one of the Unrestricted Global Shares.

               (v) Transfer and Exchange of Certificated Shares for Certificated Shares. Upon request by a Holder of Certificated Shares and such Holder's compliance with the provisions of this Section 11(C)(v), the Transfer Agent shall register the transfer or exchange of Certificated Shares. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Transfer Agent the Certificated Shares duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Transfer Agent duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 11(C)(v).

                   (a) Restricted Certificated Shares to Restricted Certificated Shares. Any Restricted Certificated Share may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Share if the Transfer Agent receives the following:

                       (A) if the transfer will be made pursuant to Rule 144A
                   under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                       (B) if the transfer will be made pursuant to Rule 903 or
                   Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                       (C) if the transfer will be made pursuant to any other
                   exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and opinion of counsel required by item (3) thereof, if applicable.

                   (b) Restricted Certificated Shares to Unrestricted Certificated Shares. Any Restricted Certificated Share may be exchanged by the Holder thereof for an Unrestricted Certificated Share or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Share if:

                       (A) any such transfer is effected pursuant to the Series
                   C Convertible Preferred Stock Registration Statement in accordance with the Series C Convertible Preferred Stock Registration Rights Agreement; or

                       (B) the Transfer Agent receives the following:

                           (i) if the Holder of such Restricted Certificated
                   Shares proposes to exchange such Series C Convertible Preferred Stock for an Unrestricted Certificated Share, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                           (ii) if the Holder of such Restricted Certificated
                   Shares proposes to transfer such Series C Convertible Preferred Stock to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Share, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (B), the Transfer Agent so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                   (c) Unrestricted Certificated Shares to Unrestricted Certificated Shares. A Holder of Unrestricted Certificated Shares may transfer such Series C Convertible Preferred Stock to a Person who takes delivery thereof in the form of an Unrestricted Certificated Share. Upon receipt of a request to register such a transfer, the Transfer Agent shall register the Unrestricted Certificated Shares pursuant to the instructions from the Holder thereof.

         (vi) Legends. The following legends shall appear on the face of all Global Shares and Certificated Shares issued under this Certificate of Designation unless specifically stated otherwise in the applicable provisions of this Certificate of Designation.

                   (a) Private Placement Legend.

                       (A) Except as permitted by subparagraph (B) below, each
                   Global Share and each Certificated Share (and all Series C Convertible Preferred Stock issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form.

         "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                           (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
         INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
         ACT), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT;

                           (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRANSFER AGENT) AND, IF THE COMPANY SO REQUESTS AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,

         (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                           (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO
                  WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

                           (B) Notwithstanding the foregoing, any Global Share
                        or Certificated Share issued pursuant to subparagraphs
                       (ii)(b), (iii)(b), (iii)(c), (iv)(b), (iv)(c), (v)(b) or
                       (v)(c) to this Section 11(C) (and all Series C Convertible Preferred Stock issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                      (b) Global Share Legend. Each Global Share shall bear a legend in substantially the following form:

                           "THIS GLOBAL SHARE IS HELD BY THE DEPOSITARY (AS
                  DEFINED IN THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRANSFER AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 11(C) OF THE CERTIFICATE OF DESIGNATION, (II) THIS GLOBAL SHARE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 11(C)(i) OF THE CERTIFICATE OF DESIGNATION, (III) THIS GLOBAL SHARE MAY BE DELIVERED TO THE TRANSFER AGENT FOR CANCELLATION

                  PURSUANT TO SECTION 11(G) OF THE CERTIFICATE OF DESIGNATION AND (IV) THIS GLOBAL SHARE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

             (vii) Cancellation and/or Adjustment of Global Shares. At such time as all beneficial interests in a particular Global Share have been exchanged for Certificated Shares or a particular Global Share has been redeemed, repurchased or canceled in whole and not in part, each such Global Share shall be returned to or retained and canceled by the Transfer Agent in accordance with Section 11(G) hereof. At any time prior to such cancellation, if any beneficial interest in a Global Share is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Share or for Certificated Shares, the number of shares of Series C Convertible Preferred Stock represented by such Global Share shall be reduced accordingly and an endorsement shall be made on such Global Share by the Transfer Agent or by the Depositary at the direction of the Transfer Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Share, such other Global Share shall be increased accordingly and an endorsement shall be made on such Global Share by the Transfer Agent or by the Depositary at the direction of the Transfer Agent to reflect such increase.

             (viii) General Provisions Relating to Transfers and Exchanges.

                    (a) To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Global Shares and Certificated Shares upon the Company's order or at the Transfer Agent's request.

                    (b) No service charge shall be made to a holder of a beneficial interest in a Global Share or to a Holder of a Certificated Share for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3, 4, 6, 7 and 11 hereof).

                    (c) The Transfer Agent shall not be required to register the transfer of or exchange any Series C Convertible Preferred Stock selected for redemption in whole or in part, except the unredeemed portion of any certificate evidencing Series C Convertible Preferred Stock being redeemed in part.

                    (d) All Global Shares and Certificated Shares issued upon any registration of transfer or exchange of Global Shares or Certificated Shares shall be the valid obligations of the Company, entitled to the same benefits under this Certificate of Designation, as the Global Shares or Certificated Shares surrendered upon such registration of transfer or exchange.

                    (e) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Series C Convertible Preferred Stock during a period beginning at the opening of business 15 days before the day of any selection of Series C Convertible Preferred Stock for redemption under Section 6 or Section 7 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Series C Convertible Preferred Stock so selected for redemption in whole or in part, except the unredeemed portion of any certificate evidencing Series C Convertible Preferred Stock being redeemed in part or (c) to register the transfer of or to exchange Series C Convertible Preferred Stock between a record date and the next succeeding Dividend Payment Date.

                    (f) Prior to due presentment for the registration of a transfer of any Series C Convertible Preferred Stock, the Transfer Agent, any agent and the Company may deem and treat the Person in whose name any Series C Convertible Preferred Stock is registered as the absolute owner of such Series C Convertible Preferred Stock, and none of the Transfer Agent, any agent or the Company shall be affected by notice to the contrary.

                    (g) The Transfer Agent shall authenticate Global Shares and Certificated Shares in accordance with the provisions of Section 11(B) hereof.

                    (h) All certifications, certificates and Opinions of Counsel required to be submitted to the Transfer Agent pursuant to this Section 11(C) to effect a registration of transfer or exchange may be submitted by facsimile.

         (D) Replacement Series C Convertible Preferred Stock. If any mutilated Series C Convertible Preferred Stock certificate is surrendered to the Transfer Agent or the Company and the Transfer Agent receives evidence to its satisfaction of the destruction, loss or theft of any Series C Convertible Preferred Stock certificate, the Company shall issue and the Transfer Agent, upon receipt of an Authentication Order, shall authenticate a replacement certificate evidencing Series C Convertible Preferred Stock if the Transfer Agent's requirements are met. If required by the Transfer Agent or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Transfer Agent and the Company to protect the Company, the Transfer Agent, any agent and any authenticating agent from any loss that any of them may suffer if a Series C Convertible Preferred Stock certificate is replaced. The Company may charge for its expenses in replacing a Series C Convertible Preferred Stock certificate.

         Every replacement certificate evidencing Series C Convertible Preferred Stock is an additional obligation of the Company and shall be entitled to all of the benefits of this Certificate of Designation equally and proportionately with all other Series C Convertible Preferred Stock duly issued hereunder.

         (E) Outstanding Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock outstanding at any time is all the Series C Convertible Preferred Stock authenticated by the Transfer Agent except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Share effected by the Transfer Agent in accordance with the provisions hereof, and those described in this Section 11 as not outstanding.

         If a certificate evidencing Series C Convertible Preferred Stock is replaced pursuant to Section 11(D) hereof, it ceases to be outstanding unless the Transfer Agent receives proof satisfactory to it that the replaced Series C Convertible Preferred Stock is held by a bona fide purchaser.

         (F) Temporary Series C Convertible Preferred Stock. Until certificates representing Series C Convertible Preferred Stock are ready for delivery, the Company may prepare and the Transfer Agent, upon receipt of an Authentication Order, shall authenticate temporary Series C Convertible Preferred Stock. Temporary Series C Convertible Preferred Stock shall be substantially in the form of certificated Series C Convertible Preferred Stock but may have variations that the Company considers appropriate for temporary Series C Convertible Preferred Stock and as shall be reasonably acceptable to the Transfer Agent. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall authenticate Certificated Shares in exchange for temporary Series C Convertible Preferred Stock.

         Holders of temporary Series C Convertible Preferred Stock shall be entitled to all of the benefits of this Certificate of Designation.

         (G) Cancellation. The Company at any time may deliver Series C Convertible Preferred Stock to the Transfer Agent for cancellation. The Transfer Agent and Paying Agent shall forward to the Transfer Agent any Series C Convertible Preferred Stock surrendered to them for registration of transfer, exchange or payment. The Transfer Agent and no one else shall cancel all Series C Convertible Preferred Stock surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Series C Convertible Preferred Stock (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Series C Convertible Preferred Stock shall be delivered to the Company. The Company may not issue new Series C Convertible Preferred Stock to replace Series C Convertible Preferred Stock that it has paid or that have been delivered to the Transfer Agent for cancellation.

         12. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

         13. Severability of Provisions. If any of the voting powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series C Convertible Preferred Stock and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series C Convertible Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series C Convertible Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series C Convertible Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.


         14. Reissuance of Series C Convertible Preferred Stock. Shares of Series C Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company, provided that any issuance of such shares as Series C Convertible Preferred Stock must be in compliance with the terms hereof.


         15. Certain Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:


         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Share, the rules and procedures of the Depositary that apply to such transfer or exchange.

         "Board of Directors" means:

                  (1) with respect to a corporation, the board of directors of the corporation;

                  (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and

                  (3) with respect to any other Person, the board or committee of such Person serving a similar function.

         "Business Day" means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

         "Capital Stock" means:

                  (1) in the case of a corporation, corporate stock;

                  (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

                  (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

                  (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Change of Control" means the occurrence of any of the following:

                  (1) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act);

                  (2) the adoption of a plan relating to the liquidation or dissolution of the Company;

                  (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that
         (A) any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), directly or indirectly, of more of our voting stock, measured by voting power rather than number of shares, than is beneficially owned (as defined above) at such time by the Principal and his Related Parties in the aggregate, (B) the Principal and his Related Parties collectively cease to beneficially own (as defined above) voting stock of the Company having at least 30% of the combined voting power of all classes of the Company's Voting Stock then outstanding or (C) the Principal and his affiliates acquire, in the aggregate, beneficial ownership (as defined above) of more than 66 2/3% of the shares of Class A Common Stock at the time outstanding; or

                  (4) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

         "Continuing Directors" means, as of any date of determination, any member of the Company's Board of Directors who (i) was a member of the Board of Directors of the Predecessor Issuer on January 25, 2000 or (ii) was nominated for election or elected to the Board of Directors of the Predecessor Issuer (before the Corporation's initial issuance of the Series C Convertible Preferred Stock) or of the Corporation (after such initial issuance) with the approval of a majority of the Continuing Directors who were members of our Board at the time of such nomination or election.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Global Share Legend" means the legend set forth in Section 11(C)(vi)(b) to be placed on all Series C Convertible Preferred Stock issued under this Certificate of Designation except where otherwise permitted by the provisions of this Certification of Designation.

         "Holder" means a Person in whose name any Series C Convertible Preferred Stock is registered.

         "Indirect Participant" means an entity that clears through or maintains a custodial relationship with a Participant, either directly or indirectly.

         "Market Value" means the average of the daily closing price (as defined in Section 6(B)) of the Class A Common Stock for the 5 consecutive trading days ending on one trading day prior to the date in question.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Participant" means an entity that is a participating organization in DTC.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "Predecessor Issuer" means the Delaware corporation formerly named Pegasus Communications Corporation, and now named Pegasus Satellite Communications, Inc.

         "Principal" means Marshall W. Pagon.

         "Private Placement Legend" means the legend set forth in Section 11(C)(vi)(a)(A) to be placed on all Series C Convertible Preferred Stock issued under this Certificate of Designation except where otherwise permitted by the provisions of this Certificate of Designation.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Related Party," with respect to the Principal means (A) any immediate family member of the Principal or (B) any trust, corporation, partnership or other entity, more than 50% of the voting equity interests of which are owned directly or indirectly by, and which is controlled by, the Principal and/or such other Persons referred to in the immediately preceding clause (A). For purposes of this definition, (i) "immediate family member" means spouse, parent, step-parent, child, sibling or step-sibling and (ii) "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such trust, corporation, partnership or other entity, whether through the ownership of voting securities, by agreement or otherwise; provided, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control. In addition, the Principal's estate shall be deemed to be a Related Party until such time as such estate is distributed in accordance with the Principal's will or applicable state law.

         "Restricted Certificated Share" means a certificated share evidencing Series C Convertible Preferred Stock, registered in the name of the holder thereof, in the form of Exhibit A hereto and bearing the Private Placement Legend.

         "Restricted Global Share" means a global share in the form of Exhibit A hereto bearing the Global Share Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding aggregate liquidation preference of the Series C Convertible Preferred Stock sold in reliance on Rule 144A.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series C Convertible Preferred Stock" means the Company's 6 1/2% Series C Convertible Preferred Stock, par value $0.01 per share.

         "Series C Convertible Preferred Stock Registration Rights Agreement" means the registration rights agreement entered into by the Predecessor Issuer on January 25, 2000, relating to the registration of the Predecessor Issuer's 6 1/2% Series C Convertible Preferred Stock under the Securities Act. The Company hereby assumes the obligations of the Predecessor Issuer under the Series C Convertible Preferred Stock Registration Rights Agreement, which shall hereafter relate to the securities of the Company corresponding to the securities of the Predecessor Issuer that were subject thereTo.

         "Series C Convertible Preferred Stock Registration Statement" means a shelf registration statement pursuant to Rule 415 under the Securities Act, relating to all Series C Convertible Preferred Stock and the Class A Common Stock into which the Series C Convertible Preferred Stock is convertible, that was filed pursuant to the provisions of the Series C Convertible Preferred Stock Registration Rights Agreement (registration no. 333-32668), and includes the prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "Subsidiary" means, with respect to any specified Person:

                  (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

                  (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

         "Transfer Agent" means the Transfer Agent for the Series C Convertible Preferred Stock, who shall be First Union National Bank unless and until a successor is selected by the Company.

         "Unrestricted Certificated Share" means a certificated share evidencing Series C Convertible Preferred Stock, registered in the name of the holder thereof, in the form of Exhibit A hereto and not bearing the Private Placement Legend.

         "Unrestricted Global Share" means a permanent global share in the form of Exhibit A attached hereto bearing the Global Share Legend and that has the "Schedule of Exchanges of Interests in the Global Share" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, and not bearing the Private Placement Legend.

         "U.S. Person" means a U.S. person as defined in Rule 902(k) under the Securities Act.

         "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         IN WITNESS WHEREOF, the Company has caused this certificate to be duly executed by Scott A. Blank, Vice President of the Company, and attested by Michael B. Jordan, its Assistant Secretary, this 22nd day of February, 2001.

                                            PEGASUS COMMUNICATIONS CORPORATION


                                                     By: /s/ Scott A. Blank
                                                        -----------------------
                                                        Name:  Scott A. Blank
                                                        Title: Vice President

            FORMS OF SERIES C CONVERTIBLE PREFERRED STOCK CERTIFICATE

                               [FACE OF SECURITY]


THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1),
                  (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT;

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
                  (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRANSFER AGENT) AND, IF THE COMPANY SO REQUESTS AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF PREFERRED STOCK AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.

         THIS GLOBAL SHARE IS HELD BY THE DEPOSITARY (AS DEFINED IN THIS CERTIFICATE OF DESIGNATION GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRANSFER AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 11(C) OF THE CERTIFICATE OF DESIGNATION, (II) THIS GLOBAL SHARE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 11(C)(i) OF THE CERTIFICATE OF DESIGNATION, (III) THIS GLOBAL SHARE MAY BE DELIVERED TO THE TRANSFER AGENT FOR CANCELLATION PURSUANT TO
SECTION 11(G) OF THE CERTIFICATE OF DESIGNATION AND (IV) THIS GLOBAL SHARE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

Certificate Number:                                               CUSIP No.:

Number of Shares of Preferred Stock:

                   6 1/2% Series C Convertible Preferred Stock
       (par value $0.01 per share) (liquidation preference $100 per share)

                                       of

                       Pegasus Communications Corporation


         Pegasus Communications Corporation, a Delaware corporation (the "Company"), hereby certifies that ______________________________________________
(the "Holder") is the registered owner of fully paid and non-assessable preferred securities of the Company designated the 6 1/2% Series C Convertible Preferred Stock (par value $0.01 per share) (liquidation preference $100 per share) (the "Series C Convertible Preferred Stock"). The shares of Series C Convertible Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series C Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof, dated February 22, 2001, as the same may be amended from time to time (the "Certificate of Designation"). The number of shares of Series C Convertible Preferred Stock evidenced by this certificate shall be increased, from time to time, upon notice from the Company, for the payment of dividends in accordance with Section 3 of the Certificate of Designation. Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designation. The Company will provide a copy of the Certificate of Designation to a Holder without charge upon written request to the Company at its principal place of business.

         Reference is hereby made to select provisions of the Series C Convertible Preferred Stock set forth on the reverse hereof, and to the Certificate of Designation, which select provisions and the Certificate of Designation shall for all purposes have the same effect as if set forth at this place.

         Upon receipt of this certificate, the Holder is bound by the Certificate of Designation and is entitled to the benefits thereunder.

         Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, these shares of Series C Convertible Preferred Stock shall not be entitled to any benefit under the Certificate of Designation or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has executed this certificate this 22nd day of February, 2001.

                                            PEGASUS COMMUNICATIONS CORPORATION


                                            By: ________________________________
                                                Name:
                                                Title:


                                            By: ________________________________
                                                Name:
                                                Title:

                 TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

         This certificate evidences the number of shares of the Series C Convertible Preferred Stock set forth on the face hereof, which Series C Convertible Preferred Stock is referred to in the within-mentioned Certificate of Designation.

         Dated:____________



                                                      FIRST UNION NATIONAL BANK,
                                                       as Transfer Agent,


                                                      By:_______________________
                                                         Authorized Signatory

                              [REVERSE OF SECURITY]

         Dividends on each share of Series C Convertible Preferred Stock shall be payable at a rate per annum set forth in the face hereof or as provided in the Certificate of Designation.

         The shares of Series C Convertible Preferred Stock shall be redeemable as provided in the Certificate of Designation. The shares of Series C Convertible Preferred Stock shall be convertible at the option of the holder thereof into the Company's Class A Common Stock, par value $0.01 per share, in the manner and according to the terms set forth in the Certificate of Designation.

         As required under Delaware law, the Company shall furnish to any Holder upon request and without charge, a full summary statement of the Designation, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the Designation, voting rights, preferences, limitations and special rights of the class and series of shares of the Company.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series C Convertible Preferred Stock evidenced hereby to:

______________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________

(Insert address  and zip code of assignee)

______________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________


(Insert assignee's social security or tax identification number)

and irrevocably appoints:

________________________________________________________________________________
________________________________________________________________________________
___________________ agent to transfer the shares of Series C Convertible Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date: ______________________________________


Signature: _________________________________
(Sign exactly as your name appears on the other side of this Series C Convertible Preferred Stock Certificate)

Signature Guarantee:* ________________________________________


         *(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                       EXHIBIT B
                                                                       ---------

                         FORM OF CERTIFICATE OF TRANSFER

Pegasus Communications Corporation
225 City Line Avenue, Suite 200
Bala Cynwyd, PA 19004

First Union National Bank
1525 West W.T. Harris Boulevard, 3C3
Charlotte, North Carolina  28288

         Re:   6 1/2% Series C Convertible Preferred Stock
               -------------------------------------------

         Reference is hereby made to the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof dated as of February 22, 2001 (the "Certificate of Designation") of Pegasus Communications Corporation (the "Company"), with respect to the above referenced security. Capitalized terms used but not defined herein shall have the meanings given to them in the Certificate of Designation.

         _____________ (the "Transferor") owns and proposes to transfer the Certificate[s] or interest in such Certificate[s] specified in Annex A hereto, which Certificate[s] or interests represent ______ shares of Series C Convertible Preferred Stock (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

         1. [_] Check if Transferee will take delivery of a beneficial interest in the Global Share or a Certificated Share Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Share is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Share for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Certificate of Designation, the transferred beneficial interest or Certificated Share will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Share and/or the Certificated Share and in the Certificate of Designation and the Securities Act.

         2. [_] Check if Transferee will take delivery of a beneficial interest in the Global Share or a Certificated Share pursuant to Regulation S. The

Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and/, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Certificate of Designation, the transferred beneficial interest or Certificated Share will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Global Share and/or the Certificated Share and in the Certificate of Designation and the Securities Act.

         3. [_] Check and complete if Transferee will take delivery of a beneficial interest in the Global Share or a Certificated Share pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Shares and Restricted Certificated Shares and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act;

                                            OR

                  (b) [_] such Transfer is being effected to the Company or a subsidiary thereof;

                                            OR

                  (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                            OR

                  (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Share or Restricted Certificated Shares and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Certificate of Designation and (2) an opinion of counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Certificate of Designation, the transferred beneficial interest or Certificated Share will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Share and/or the Certificated Shares and in the Certificate of Designation and the Securities Act.

         4. [_] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Share or of an Unrestricted Certificated Share.

         (a) [_] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in Certificate of Designation and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Certificate of Designation, the transferred beneficial interest or Certificated Share will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Shares, on Restricted Certificated Shares and in the Certificate of Designation.

         (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Certificate of Designation and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Certificate of Designation, the transferred beneficial interest or Certificated Share will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Shares, on Restricted Certificated Shares and in the Certificate of Designation.

         (c) [_] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Certificate of Designation and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Certificate of Designation, the transferred beneficial interest or Certificated Share will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Shares or Restricted Certificated Shares and in the Certificates of Designation.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                             ___________________________________
                                                 [Insert Name of Transferor]

                                             By: _______________________________
                                                 Name:
                                                 Title:

         Dated: ____________________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

                  1. The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (A) OF (B)]

                     1. [_]  A BENEFICIAL INTEREST IN THE:

                        (i)   [_] Global Share (CUSIP ________), or

                        (ii)  [_]  Regulation S Global Share (CUSIP _________),
                                   or

                        (iii) [_]  IAI Global Share (CUSIP _______); or

                     (b) [_]  a Restricted Certificated Share.

                  2. After the Transfer the Transferee will hold:

                                   [CHECK ONE]

                     (a)  [_]  a beneficial interest in the:

                          (i)   [_] Global Share (CUSIP______), or

                          (ii)  [_] Regulation S Global Share (CUSIP ______), or

                          (iii) [_] IAI Global Share (CUSIP _______), or

                          (iv)  [_] Unrestricted Global Share (CUSIP________);
                                    or

                     (b)   [_] a Restricted Certificated Share; or

                     (c)   [_] an Unrestricted Certificated Share,

                 in accordance with the terms of the Certificate of Designation.

                                                                       EXHIBIT C
                                                                       ---------

                         FORM OF CERTIFICATE OF EXCHANGE

Pegasus Communications Corporation
225 City Line Avenue, Suite 200
Bala Cynwyd, PA  19004

First Union National Bank
1525 West W. T. Harris Boulevard, 3C3
Charlotte, North Carolina  28288

         Re:  6 1/2% Series C Convertible Preferred Stock
              -------------------------------------------

         Reference is hereby made to the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof dated as of February 22, 2001 (the "Certificate of Designation"), of Pegasus Communications Corporation (the "Company"), with respect to the above referenced security. Capitalized terms used but not defined herein shall have the meanings given to them in the Certificate of Designation.

         _________, (the "Owner") owns and proposes to exchange the Certificate[s] or interest in such Certificate[s] specified herein, which Certificate[s] or interests represent _______ shares of Series C Convertible Preferred Stock (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. Exchange of Restricted Certificated Shares or Beneficial Interests in a Restricted Global Share for Unrestricted Certificated Shares or Beneficial Interests in an Unrestricted Global Share

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Share to beneficial interest in an Unrestricted Global Share. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Share for a beneficial interest in an Unrestricted Global Share in an equal liquidation preference, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Shares and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Share is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Share to Unrestricted Certificated Share. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Share for an Unrestricted Certificated Share, the Owner hereby certifies (i) the Certificated

Share is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Shares and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Share is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (c) [_] Check if Exchange is from Restricted Certificated Share to beneficial interest in an Unrestricted Global Share. In connection with the Owner's Exchange of a Restricted Certificated Share for a beneficial interest in an Unrestricted Global Share, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Shares and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (d) [_] Check if Exchange is from Restricted Certificated Share to Unrestricted Global Share. In connection with the Owner's Exchange of a Restricted Certificated Share for an Unrestricted Certificated Share, the Owner hereby certifies (i) the Unrestricted Certificated Share is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with transfer restrictions applicable to Restricted Certificated Shares and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Certificate of Designation and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Share is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         2. Exchange of Restricted Certificated Shares or Beneficial Interests in Restricted Global Shares for Restricted Certificated Shares or Beneficial Interests in Restricted Global Shares

         (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Share to Restricted Certificated Share. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Share for a Restricted Certificated Share with an equal liquidation preference, the Owner hereby certifies that the Restricted Certificated Share is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Certificate of Designation, the Restricted Certificated Share issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Share and in the Certificate of Designation and the Securities Act.

         (b) [_] Check if Exchange is from Restricted Certificated Share to beneficial interest in a Restricted Global Share. In connection with the Exchange of the Owner's Restricted Certificated Share for a beneficial interest in the Restricted Global Share, with an equal aggregate liquidation preference, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restriction applicable to the Restricted Global Shares and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Certificate of Designation, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Share and in the Certificate of Designation and the Securities Act.

                 This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



                                              __________________________________
                                                    [Insert Name of Owner]


                                              By: ______________________________
                                                  Name:
                                                  Title:





Dated: __________, ____



                                       C-2